Exhibit 99.1

Terran Orbital Announces up to $98 Million of New Capital Through ATM Program

BOCA RATON, Fla., July 23, 2024 – Terran Orbital Corporation (NYSE: LLAP), a global leader in satellite-based solutions primarily serving the aerospace and defense industries (the “Company”), today announced the launch of an at-the-market offering program (the “ATM”), which will allow the Company to offer its common stock, from time to time, in transactions that are deemed to be “at the market” offerings not to exceed an aggregate amount of $98,000,000. Notwithstanding the foregoing, pursuant to certain of the Company’s debt documents, the Company is limited to selling 26,362,513 shares of its common stock under the at-the-market program unless the Company obtains the required consent to sell more shares of common stock. Sales pursuant to the ATM will be conducted through the Company’s sales agent, H.C. Wainwright & Co., LLC.

“As opportunities from our business pipeline convert to awards, we want to give our customers and vendors additional confidence that we have adequate capital to successfully manage current and future programs,” said Marc Bell, Co-Founder, Chairman, and Chief Executive Officer of Terran Orbital. “We are confident that the ATM announced today will allow us to deliver maximum value to our customers and other stakeholders.”

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Terran Orbital

Terran Orbital is a leading manufacturer of satellite products primarily serving the aerospace and defense industries. Terran Orbital provides end-to-end satellite solutions by combining satellite design, production, launch planning, mission operations, and on-orbit support to meet the needs of the most demanding military, civil, and commercial customers. Learn more at www.terranorbital.com.

Forward-Looking Statements

This press release contains “forward-looking statements” for purposes of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements under the US securities laws. All statements, other than statements of present or historical facts, contained in this press release, regarding the ATM and expectations, plans and objectives of management are forward-looking statements. Forward-looking statements are typically identified by such words as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook, “estimate,” “will,” “should,” “would” and “could” and other similar words and expressions. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by the forward-looking statements, including, but not limited to: our ability to implement business plans, forecasts, and other expectations; our ability to finance and invest in growth initiatives; the ability to get the stockholder approval to effectuate a reverse stock-split, if necessary; and the other risks disclosed in our Annual Report on Form 10-K filed with the SEC on April 1, 2024 and the prospectus supplement dated September 18, 2023 related to our Registration Statement on Form S-3, as amended (File No. 333-271093), which was declared effective by the SEC on April 18, 2023.

These forward-looking statements are based on management’s current expectations, plans, forecasts, assumptions, and beliefs concerning future developments and their potential effects. There can be no assurance that the future developments affecting us will be those that we have anticipated, and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Terran Orbital Media Contact
Public Relations

pr@terranorbital.com

949-508-6404